UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

Shire plc
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(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
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(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Shire plc (“Shire”) announced on October 23, 2013 that Dominic Blakemore will join the Board of Directors as a non executive director with effect from January 1, 2014.  On joining the Board, Mr. Blakemore will become a member of Shire's Audit, Compliance & Risk Committee.  Shire has issued a press release attached as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is filed herewith:

99.01         Press Release dated October 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ T May
Name: Tatjana May
Title: General Counsel

Dated: October 23, 2013

EXHIBIT INDEX
Number	Description
99.01	Press release dated October 23, 2013